Exhibit 99.2

MORGAN STANLEY
Financial Supplement - 1Q 2006
Table of Contents
Page #

1	…………….	Quarterly Financial Summary
2	…………….	Quarterly Consolidated Income Statement Information
3-4	…………….	Quarterly Consolidated Financial Information and Statistical Data
5	…………….	Consolidated Investment Assets
6	…………….	Quarterly Institutional Securities Income Statement Information
7-8	…………….	Quarterly Institutional Securities Financial Information and Statistical Data
9	…………….	Quarterly Global Wealth Management Group Income Statement Information
10	…………….	Quarterly Global Wealth Management Group Financial Information and Statistical Data
11	…………….	Quarterly Asset Management Income Statement Information
12	…………….	Quarterly Asset Management Financial Information and Statistical Data
13	…………….	Quarterly Consolidated Assets Under Management or Supervision
14	…………….	Quarterly Discover Income Statement Information
15	…………….	Quarterly Discover Income Statement Information (Managed Loan Basis)
16	…………….	Quarterly Discover Financial Information and Statistical Data
17	…………….	Quarterly Intersegment Eliminations Income Statement Information
18	…………….	Quarterly Inst'l. Securities, Global Wealth Management Group and Asset Mgmt. Combined Income Statement Information
19	…………….	Quarterly Discover Financial Information (Managed Loan Basis)
20	…………….	Quarterly Discover Reconciliation of General Purpose Credit Card Loan Data (Current Year)
21	…………….	Quarterly Discover Reconciliation of General Purpose Credit Card Loan Data (Prior Year)
22	…………….	Quarterly Discover Reconciliation of Managed Income Statement Data
23	…………….	Quarterly Reconciliation of Adjusted Assets
24	…………….	Illustration of Standard Equity Award Amortization
25	…………….	Legal Notice

MORGAN STANLEY
Quarterly Financial Summary
(unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	1Q06 vs. 1Q05	1Q06 vs. 4Q05
Net revenues
Institutional Securities	$4,015	$3,340	$4,164	$4,154	$5,474	36%	32%
Global Wealth Management Group	1,238	1,228	1,255	1,298	1,284	4%	(1%)
Asset Management	696	642	679	890	695	--	(22%)
Discover	959	888	911	694	1,089	14%	57%
Intersegment Eliminations	(70)	(67)	(62)	(74)	(59)	16%	20%
Consolidated net revenues	$6,838	$6,031	$6,947	$6,962	$8,483	24%	22%

Income before taxes (1)
Institutional Securities	$1,077	$813	$1,288	$1,576	$1,754	63%	11%
Global Wealth Management Group	353	118	30	84	23	(93%)	(73%)
Asset Management	287	175	162	383	172	(40%)	(55%)
Discover	354	263	239	65	479	35%	*
Intersegment Eliminations	24	25	23	22	19	(21%)	(14%)
Consolidated income before taxes	$2,095	$1,394	$1,742	$2,130	$2,447	17%	15%

Earnings per basic share:
Income from continuing operations	$1.26	$0.88	$1.12	$1.69	$1.56	24%	(8%)
Discontinued operations	$-	$-	$(0.98)	$0.70	$0.04	*	(94%)
Cumulative effect of accounting change (2)	$0.05	$-	$-	$-	$-	*	--
Earnings per basic share	$1.31	$0.88	$0.14	$2.39	$1.60	22%	(33%)

Earnings per diluted share:
Income from continuing operations	$1.24	$0.86	$1.09	$1.64	$1.50	21%	(9%)
Discontinued operations	$-	$-	$(0.96)	$0.68	$0.04	*	(94%)
Cumulative effect of accounting change (2)	$0.05	$-	$-	$-	$-	*	--
Earnings per diluted share	$1.29	$0.86	$0.13	$2.32	$1.54	19%	(34%)

Average common shares outstanding
Basic	1,069,097,162	1,053,812,487	1,045,874,085	1,031,343,423	1,020,041,181
Diluted	1,090,166,326	1,079,811,172	1,072,033,275	1,063,147,962	1,061,764,798
Period end common shares outstanding	1,103,263,369	1,086,652,691	1,082,727,000	1,057,677,994	1,070,407,513

Return on average common equity
from continuing operations	20.0%	13.8%	17.1%	24.9%	21.5%
Return on average common equity	19.7%	13.1%	2.0%	34.6%	22.1%

(1)	Represents consolidated income from continuing operations before losses from unconsolidated investees, taxes, gain/(loss) from discontinued operations and cumulative effect of accounting change.
(2)	Represents the effects of the adoption of SFAS 123R in the first quarter of fiscal 2005.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	1Q06 vs. 1Q05	1Q06 vs. 4Q05

Investment banking	$821	$814	$992	$1,216	$982	20%	(19%)
Principal transactions:
Trading	1,846	1,794	2,150	1,575	3,067	66%	95%
Investments	153	226	103	499	314	105%	(37%)
Commissions	824	824	804	911	929	13%	2%
Fees:
Asset management, distribution and admin.	1,204	1,246	1,249	1,259	1,279	6%	2%
Merchant, cardmember and other	308	318	357	340	289	(6%)	(15%)
Servicing and securitization income	494	423	398	294	596	21%	103%
Interest and dividends	5,843	6,035	6,998	9,299	10,549	81%	13%
Other	105	121	106	132	114	9%	(14%)
Total revenues	11,598	11,801	13,157	15,525	18,119	56%	17%
Interest expense	4,625	5,561	5,986	8,253	9,481	105%	15%
Provision for consumer loan losses	135	209	224	310	155	15%	(50%)
Net revenues	6,838	6,031	6,947	6,962	8,483	24%	22%

Compensation and benefits	2,854	2,622	3,165	2,672	4,183	47%	57%
Occupancy and equipment	332	232	239	243	232	(30%)	(5%)
Brokerage, clearing and exchange fees	260	276	267	267	292	12%	9%
Information processing and communications	342	349	349	365	347	1%	(5%)
Marketing and business development	257	298	276	331	238	(7%)	(28%)
Professional services	379	438	505	581	434	15%	(25%)
Other	570	422	404	373	310	(46%)	(17%)
September 11th related insurance recoveries, net	(251)	0	0	0	0	*	--
Total non-interest expenses	4,743	4,637	5,205	4,832	6,036	27%	25%

Income from continuing operations before losses
from unconsolidated investees, taxes
and cumulative effect of accounting change	2,095	1,394	1,742	2,130	2,447	17%	15%
Losses from unconsolidated investees	73	67	105	66	69	(5%)	5%
Provision for income taxes	673	396	471	318	784	16%	147%
Income from continuing operations	1,349	931	1,166	1,746	1,594	18%	(9%)
Discontinued operations
Gain/(loss) from discontinued operations	7	(5)	(1,700)	1,212	70	*	(94%)
Income tax benefit/(provision)	(3)	2	678	(493)	(28)	*	94%
Gain/(loss) from discontinued operations	4	(3)	(1,022)	719	42	*	(94%)
Cumulative effect of accounting change (1)	49	0	0	0	0	*	--
Net income	$1,402	$928	$144	$2,465	$1,636	17%	(34%)

Return on average common equity
from continuing operations	20.0%	13.8%	17.1%	24.9%	21.5%
Return on average common equity	19.7%	13.1%	2.0%	34.6%	22.1%
Compensation and benefits as a % of net revenues	42%	44%	46%	38%	49%

(1)	Represents the effects of the adoption of SFAS 123R in the first quarter of fiscal 2005.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended					Percentage Change From:
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	1Q06 vs. 1Q05	1Q06 vs. 4Q05
Morgan Stanley
Total assets (millions)	$802,210	$818,711	$837,391	$898,523	$959,688	20%	7%
Adjusted assets (millions) (1)	$447,221	$440,283	$458,190	$481,869	$528,211	18%	10%
Period end common shares outstanding (millions)	1,103.3	1,086.7	1,082.7	1,057.7	1,070.4	(3%)	1%
Book value per common share	$25.83	$26.07	$26.07	$27.59	$28.21	9%	2%
Shareholders' equity (millions) (2)	$31,328	$31,224	$31,107	$31,946	$33,850	8%	6%
Total capital (millions) (3)	$122,230	$113,324	$118,415	$125,891	$134,330	10%	7%
Worldwide employees	53,718	54,142	53,760	53,218	53,870	--	1%

Average Daily 99%/One-Day Value-at-Risk ("VaR") (4)
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$66	$62	$51	$53	$53
Equity price	41	31	33	34	36
Foreign exchange rate	12	12	12	12	14
Commodity price	$34	$35	$38	$46	$49

Trading VaR	$96	$87	$78	$81	$84
Non - trading VaR	$28	$21	$24	$29	$33
Aggregate trading and non - trading VaR	$105	$99	$87	$92	$94

(1)
Adjusted assets exclude certain self-funded assets considered to have minimal market, credit and/or liquidity risk that are generally attributable to matched book and securities lending businesses as measured by aggregate resale agreements and securities borrowed less non-derivative short positions. See page 23 for further information.

(2)	Includes common equity and junior subordinated debt issued to capital trusts.
(3)	Includes common equity, junior subordinated debt issued to capital trusts, capital units and the non-current portion of long-term debt.
(4)
99%/One-Day VaR represents the loss amount that one would not expect to exceed, on average, more than one time every one hundred trading days in the Company's trading positions if the portfolio were held constant for a one day period. The Company's VaR incorporates substantially all financial instruments generating market risk that are managed by the Company's trading businesses. For a further discussion of the calculation of VaR and the limitations of the Company's VaR methodology, see Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" in the Company's Form 10-K for fiscal 2005.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended
	Feb 28, 2005		May 31, 2005		Aug 31, 2005		Nov 30, 2005		Feb 28, 2006
	Average common equity (billions) (1)	Return on average common equity	Average common equity (billions) (1)	Return on average common equity	Average common equity (billions) (1)	Return on average common equity	Average common equity (billions) (1)	Return on average common equity	Average common equity (billions) (1)	Return on average common equity
Institutional Securities	$13.8	21%	$14.3	16%	$14.6	24%	$15.6	35%	$16.2	29%
Global Wealth Management Group	3.8	23%	3.6	8%	3.5	2%	3.7	9%	3.5	2%
Asset Management	1.8	41%	1.7	25%	1.7	24%	1.7	55%	2.0	21%
Securities Business	19.4	23%	19.6	16%	19.8	21%	21.0	32%	21.7	24%
Discover	4.3	20%	4.2	16%	4.6	13%	4.6	4%	4.6	26%
Capital surplus (unallocated)	3.2		3.1		3.0		2.5		3.3
Total - continuing operations	26.9	20%	26.9	14%	27.4	17%	28.1	25%	29.6	22%
Discontinued operations	1.5		1.5		1.2		0.4		0.0
Firm	$28.4	20%	$28.4	13%	$28.6	2%	$28.5	35%	$29.6	22%

(1)
The Company uses an economic capital model to determine the amount of equity capital needed to support the risk of its business activities and to ensure that the Company remains adequately capitalized. Economic capital is defined as the amount of capital needed to run the business through the business cycle and satisfy the requirements of regulators, rating agencies and the market. The Company's methodology is based on a going concern approach that assigns economic capital to each segment based on regulatory capital usage plus additional capital for stress losses, goodwill and principal investment risk. The economic capital model and allocation methodology may be enhanced over time in response to changes in the business and regulatory environment.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Financial Information
Consolidated Investment Assets
(unaudited, dollars in millions)

	Feb 28, 2006
		Global Wealth
	Institutional Securities	Management Group	Asset Management	Discover	Total

Business facilitation:
Private equity funds	$4	$-	$156	$-	$160
Real estate funds	366	-	-	-	366
Asset management seed capital	-	-	353	-	353
Industry utilities (1)	587	-	-	-	587
Other	227	35	-	8	270
Total business facilitation	1,184	35	509	8	1,736
Principal investments	1,337	-	-	-	1,337
Total investments	$2,521	$35	$509	$8	$3,073

	Nov 30, 2005
		Global Wealth
	Institutional Securities	Management Group	Asset Management	Discover	Total

Business facilitation:
Private equity funds	$3	$-	$185	$-	$188
Real estate funds	359	-	-	-	359
Asset management seed capital	-	-	248	-	248
Industry utilities (1)	371	-	-	-	371
Other	149	37	-	9	195
Total business facilitation	882	37	433	9	1,361
Principal investments	1,190	-	-	-	1,190
Total investments	$2,072	$37	$433	$9	$2,551

Note:
The above tables include investments made by the Company that represent business facilitation or principal investing activities.  Business facilitation investments are strategic investments undertaken by the Company to facilitate core business activities.  Principal investing activities are capital commitments provided to private companies, generally, for proprietary purposes to maximize total returns to the Company.

(1)	Any investment made to participate in an industry consortium or an industry service with the intention to support core business activities and advance business growth.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Institutional Securities Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	1Q06 vs. 1Q05	1Q06 vs. 4Q05

Investment banking	$742	$735	$898	$1,102	$903	22%	(18%)
Principal transactions:
Trading	1,727	1,684	2,035	1,460	2,945	71%	102%
Investments	91	226	69	270	284	*	5%
Commissions	503	538	501	618	610	21%	(1%)
Asset management, distribution and admin. fees	34	39	46	33	44	29%	33%
Interest and dividends	5,275	5,379	6,263	8,538	9,791	86%	15%
Other	66	78	69	88	78	18%	(11%)
Total revenues	8,438	8,679	9,881	12,109	14,655	74%	21%
Interest expense	4,423	5,339	5,717	7,955	9,181	108%	15%
Net revenues	4,015	3,340	4,164	4,154	5,474	36%	32%

Total non-interest expenses	2,938	2,527	2,876	2,578	3,720	27%	44%

Income from continuing operations before losses
from unconsolidated investees, taxes,
and cumulative effect of accounting change	1,077	813	1,288	1,576	1,754	63%	11%
Losses from unconsolidated investees	73	67	105	66	68	(7%)	3%
Income before taxes	1,004	746	1,183	1,510	1,686	68%	12%
Provision for income taxes	284	172	305	148	523	84%	*
Income from continuing operations (1)	$720	$574	$878	$1,362	$1,163	62%	(15%)

Return on average common equity (2)	21%	16%	24%	35%	29%
Pre-tax profit margin (3)	27%	24%	31%	38%	32%

(1)	Excludes gain/(loss) from discontinued operations and cumulative effect of accounting change.
(2)	Refer to page 4 for the allocation of average common equity.
(3)	Income before taxes, excluding losses from unconsolidated investees, as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	1Q06 vs. 1Q05	1Q06 vs. 4Q05

Investment Banking
Advisory revenue	$254	$357	$388	$479	$355	40%	(26%)
Underwriting revenue
Equity	202	145	200	358	197	(2%)	(45%)
Fixed income	286	233	310	265	351	23%	32%
Total underwriting revenue	$488	$378	$510	$623	$548	12%	(12%)

Sales and Trading
Sales and trading net revenue (1)
Equity	1,214	1,119	1,280	1,191	1,654	36%	39%
Fixed income	1,998	1,211	1,964	1,609	2,724	36%	69%
Total sales and trading net revenue	$3,212	$2,330	$3,244	$2,800	$4,378	36%	56%

	Fiscal View							Calendar View
	Quarter Ended (2)							Two Months Ended (2)
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006			Feb 28, 2005	Feb 28, 2006

Mergers and acquisitions announced transactions
Morgan Stanley global market volume (billions)	$169.4	$208.9	$104.4	$133.3	$279.3			$117.7	$115.0
Market share	25.5%	34.8%	20.6%	19.6%	34.8%			30.6%	23.7%
Rank	3	1	3	6	4			3	9

Mergers and acquisitions completed transactions
Morgan Stanley global market volume (billions)	$43.0	$95.5	$154.8	$178.1	$146.3			$30.2	$92.6
Market share	12.3%	25.6%	23.4%	30.6%	26.9%			13.2%	27.2%
Rank	7	2	5	2	3			7	3

Global equity and related issues
Morgan Stanley global market volume (billions)	$13.8	$5.7	$9.0	$15.5	$10.8			$8.9	$4.8
Market share	11.2%	6.3%	6.2%	10.2%	7.7%			12.5%	6.2%
Rank	2	6	5	1	4			2	5

Global IPO's
Morgan Stanley global market volume (billions)	$2.7	$2.1	$3.2	$5.4	$2.7			$2.0	$1.4
MarketShare	8.6%	8.6%	6.6%	9.9%	6.7%			11.0%	6.3%
Rank	4	2	4	2	5			1	4

Global debt
Morgan Stanley global market volume (billions)	$81.6	$82.7	$90.8	$80.7	$93.6			$68.8	$73.8
MarketShare	6.0%	5.7%	6.1%	5.1%	6.2%			6.6%	7.2%
Rank	4	5	5	7	4			3	2

(1)	Includes principal transactions trading, commissions and net interest revenue.
(2)	Source: Thomson Financial, data as of March 8, 2006.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in billions)

	Quarter Ended					Percentage Change From:
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	1Q06 vs. 1Q05	1Q06 vs. 4Q05

Loans
Investment grade	$1.5	$1.8	$3.0	$5.0	$5.6	*	12%
Non-investment grade	1.0	1.9	2.8	2.3	2.9	*	26%
Total loans	$2.5	$3.7	$5.8	$7.3	$8.5	*	16%

Commitments
Investment grade	$18.7	$21.1	$27.6	$23.9	$29.2	56%	22%
Non-investment grade	2.0	5.6	3.0	13.1	5.3	*	(60%)
Total commitments	$20.7	$26.7	$30.6	$37.0	$34.5	67%	(7%)

Loans plus commitments
Investment grade	$20.2	$22.9	$30.6	$28.9	$34.8	72%	20%
Non-investment grade	$3.0	$7.5	$5.8	$15.4	$8.2	*	(47%)
% investment grade	87%	75%	84%	65%	81%
% non-investment grade	13%	25%	16%	35%	19%

Total loans and commitments	$23.2	$30.4	$36.4	$44.3	$43.0	85%	(3%)
Hedges (1)	$13.1	$14.3	$16.1	$17.8	$17.7	35%	(1%)
Total loans and commitments net of hedges	$10.1	$16.1	$20.3	$26.5	$25.3	*	(5%)

(1)	Includes both internal and external hedges utilized by the lending business.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Global Wealth Management Group Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	1Q06 vs. 1Q05	1Q06 vs. 4Q05
Investment banking	$71	$68	$81	$100	$67	(6%)	(33%)
Principal transactions:
Trading	120	111	116	117	124	3%	6%
Investments	(2)	(2)	1	2	0	*	*
Commissions	329	295	306	298	319	(3%)	7%
Asset management, distribution and admin fees	607	632	629	649	649	7%	--
Interest and dividends	135	149	174	204	206	53%	1%
Other	38	45	38	46	36	(5%)	(22%)
Total revenues	1,298	1,298	1,345	1,416	1,401	8%	(1%)
Interest expense	60	70	90	118	117	95%	(1%)
Net revenues	1,238	1,228	1,255	1,298	1,284	4%	(1%)
Total non-interest expenses	885	1,110	1,225	1,214	1,261	42%	4%
Income before taxes	353	118	30	84	23	(93%)	(73%)
Provision for income taxes	139	48	11	(1)	9	(94%)	*
Income from continuing operations (1)	$214	$70	$19	$85	$14	(93%)	(84%)

Return on average common equity (2)	23%	8%	2%	9%	2%
Pre-tax profit margin (3)	29%	10%	2%	7%	2%

(1)	Excludes cumulative effect of accounting change.
(2)	Refer to page 4 for the allocation of average common equity.
(3)	Income before taxes as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Global Wealth Management Group
(unaudited)

	Quarter Ended					Percentage Change From:
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	1Q06 vs. 1Q05	1Q06 vs. 4Q05

Global representatives	10,471	10,438	9,311	9,526	9,000	(14%)	(6%)

Annualized revenue per global
representative (thousands) (1)	$462	$470	$508	$551	$554	20%	1%

Retail brokerage assets by client segment (billions)
$10m or more	117	117	120	124	129	10%	4%
$1m - $10m	196	196	201	204	208	6%	2%
$100k - $1m	186	184	182	174	174	(6%)	--
< $100k	37	35	33	31	31	(16%)	--
Total U.S. retail brokerage assets	536	532	536	533	542	1%	2%
International	55	54	55	56	63	15%	13%
Corporate / other	27	27	28	28	28	4%	--
Total client assets (billions)	$618	$613	$619	$617	$633	2%	3%

Fee-based client account assets (billions) (2)	$166	$165	$170	$173	$182	10%	5%
Fee-based assets as a % of client assets	27%	27%	27%	28%	29%

Bank deposit program (millions)	$496	$446	$449	$1,689	$7,319	*	*

Client assets per global
representative (millions) (3)	$59	$59	$66	$65	$70	19%	8%

Domestic retail net new assets (billions) (4)	$3.7	$3.8	$(2.1)	$(8.1)	$-	*	*

Domestic retail locations	524	526	517	485	484	(8%)	--

(1)	Annualized revenue divided by average global representative headcount.
(2)	Represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(3)	Total client assets divided by period end global representative headcount.
(4)	Represents net new assets in the U.S. broad-based branch system.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Asset Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	1Q06 vs. 1Q05	1Q06 vs. 4Q05
Investment banking	$11	$11	$13	$15	$12	9%	(20%)
Principal transactions:
Investments	64	2	33	227	30	(53%)	(87%)
Commissions	7	7	9	6	7	--	17%
Asset management, distribution and admin fees	605	615	612	628	639	6%	2%
Interest and dividends	3	3	4	13	5	67%	(62%)
Other	8	6	11	5	6	(25%)	20%
Total revenues	698	644	682	894	699	--	(22%)
Interest expense	2	2	3	4	4	100%	--
Net revenues	696	642	679	890	695	--	(22%)

Total non-interest expenses	409	467	517	507	523	28%	3%
Income before taxes	287	175	162	383	172	(40%)	(55%)
Provision for income taxes	107	68	57	146	67	(37%)	(54%)
Income from continuing operations (1)	$180	$107	$105	$237	$105	(42%)	(56%)

Return on average common equity (2)	41%	25%	24%	55%	21%
Pre-tax profit margin (3)	41%	27%	24%	43%	25%

(1)	Excludes cumulative effect of accounting change.
(2)	Refer to page 4 for the allocation of average common equity.
(3)	Income before taxes as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Asset Management
(unaudited, dollars in billions)

	Quarter Ended					Percentage Change From:
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	1Q06 vs. 1Q05	1Q06 vs. 4Q05
Assets under management or supervision
Net flows
Retail	$(0.7)	$(0.9)	$(1.0)	$(2.5)	$(3.1)	*	(24%)
Institutional	(7.3)	(3.0)	(1.4)	2.3	(2.1)	71%	*
Net flows excluding money markets	(8.0)	(3.9)	(2.4)	(0.2)	(5.2)	35%	*
Money markets	0.9	(3.2)	2.2	(3.9)	(1.7)	*	56%

Assets under management or supervision by distribution channel
Retail	$201	$199	$201	$199	$195	(3%)	(2%)
Institutional	226	217	227	232	247	9%	7%
Total assets under management or supervision	$427	$416	$428	$431	$442	4%	3%

Assets under management or supervision by asset class
Equity	$207	$205	$212	$218	$230	11%	6%
Fixed income	97	92	92	91	90	(7%)	(1%)
Money market	83	80	83	79	78	(6%)	(1%)
Alternatives	19	18	18	19	18	(5%)	(5%)
Real estate	10	10	11	12	14	40%	17%
Total assets under management	416	405	416	419	430	3%	3%
Unit investment trust	11	11	12	12	12	9%	-
Total assets under management or supervision	$427	$416	$428	$431	$442	4%	3%

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Consolidated Assets Under Management or Supervision
(unaudited, dollars in billions)

	Quarter Ended					Percentage Change From:
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	1Q06 vs. 1Q05	1Q06 vs. 4Q05
Consolidated assets under management or supervision by distribution channel
Retail	$321	$319	$327	$331	$337	5%	2%
Institutional	255	246	260	268	285	12%	6%
Total assets under management or supervision (1)	$576	$565	$587	$599	$622	8%	4%

Consolidated assets under management or supervision by asset class
Equity	$267	$265	$276	$285	$301	13%	6%
Fixed income	111	106	107	108	108	(3%)	–
Money market	87	84	87	83	83	(5%)	–
Alternatives	19	18	18	19	18	(5%)	(5%)
Real estate	32	33	38	41	45	41%	10%
Total assets under management	516	506	526	536	555	8%	4%
Unit investment trust	11	11	12	12	12	9%	–
Other (2)	49	48	49	51	55	12%	8%
Total assets under management or supervision (1)	$576	$565	$587	$599	$622	8%	4%

(1)	Revenues and expenses associated with customer assets of $149 billion, $127 billion and $139 billion as of Feb 28, 2006, Feb 28, 2005 and Nov 30, 2005, respectively, are included in the Company's Global Wealth Management Group segment, and $31 billion, $22 billion and $29 billion as of Feb 28, 2006, Feb 28, 2005 and Nov 30, 2005, respectively, are included in the Company's Institutional Securities segment.
(2)	Includes assets under management or supervision associated with the Global Wealth Management Group.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Discover Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	1Q06 vs. 1Q05	1Q06 vs. 4Q05
Merchant, cardmember and other fees	$308	$318	$357	$340	$289	(6%)	(15%)
Servicing and securitization income	494	423	398	294	596	21%	103%
Other	2	2	(1)	2	4	100%	100%
Total non-interest revenues	804	743	754	636	889	11%	40%

Interest revenue	458	536	593	587	586	28%	–
Interest expense	168	182	212	219	231	38%	5%
Net interest income	290	354	381	368	355	22%	(4%)

Provision for consumer loan losses	135	209	224	310	155	15%	(50%)
Net credit income	155	145	157	58	200	29%	*
Net revenues	959	888	911	694	1,089	14%	57%

Total non-interest expenses	605	625	672	629	610	1%	(3%)

Income before losses from unconsolidated
investees and taxes	354	263	239	65	479	35%	*
Losses from unconsolidated investees	0	0	0	0	1	*	*
Income before taxes	354	263	239	65	478	35%	*
Provision for income taxes	134	99	89	18	178	33%	*
Income from continuing operations (1)	$220	$164	$150	$47	$300	36%	*

Return on average common equity (2)	20%	16%	13%	4%	26%
Pre-tax profit margin (3)	37%	30%	26%	9%	44%

(1)	Excludes cumulative effect of accounting change.
(2)	Refer to page 4 for the allocation of average common equity.
(3)	Income before taxes as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Discover Income Statement Information
(Managed loan basis)
(unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	1Q06 vs. 1Q05	1Q06 vs. 4Q05
Merchant, cardmember and other fees	$481	$484	$532	$520	$519	8%	–
Servicing and securitization income	0	0	0	0	0	–	–
Other	34	(14)	(19)	(74)	143	*	*
Total non-interest revenues	515	470	513	446	662	29%	48%

Interest revenue	1,383	1,426	1,463	1,432	1,475	7%	3%
Interest expense	401	433	475	497	541	35%	9%
Net interest income	982	993	988	935	934	(5%)	–

Provision for consumer loan losses	538	575	590	687	507	(6%)	(26%)
Net credit income	444	418	398	248	427	(4%)	72%
Net revenues	959	888	911	694	1,089	14%	57%

Total non-interest expenses	605	625	672	629	610	1%	(3%)

Income before losses from unconsolidated
investees and taxes	354	263	239	65	479	35%	*
Losses from unconsolidated investees	0	0	0	0	1	*	*
Income before taxes	354	263	239	65	478	35%	*
Provision for income taxes	134	99	89	18	178	33%	*
Income from continuing operations (1)	$220	$164	$150	$47	$300	36%	*

Return on average common equity (2)	20%	16%	13%	4%	26%
Pre-tax profit margin (3)	37%	30%	26%	9%	44%

(1)	Excludes cumulative effect of accounting change.
(2)	Refer to page 4 for the allocation of average common equity.
(3)	Income before taxes as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Discover
(unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	1Q06 vs. 1Q05	1Q06 vs. 4Q05
Total owned credit card loans
Period end	$18,908	$19,385	$20,570	$22,496	$19,924	5%	(11%)
Average	$19,210	$18,753	$19,835	$21,934	$21,976	14%	–

Total managed credit card loans (1)(2)
Period end	$47,770	$46,845	$47,105	$46,936	$47,825	–	2%
Average	$48,930	$47,146	$46,769	$46,502	$47,575	(3%)	2%
Interest yield	11.23%	11.69%	12.04%	11.94%	12.13%	90 bp	19 bp
Interest spread	7.79%	7.96%	7.95%	7.55%	7.44%	(35 bp )	(11 bp )
Transaction volume (billions)	$25.9	$25.4	$26.7	$26.1	$26.8	3%	3%
Net Sales	20.8	21.1	22.4	21.6	22.5	8%	4%
Other transaction volume	5.1	4.3	4.3	4.5	4.3	(16%)	(4%)
Accounts (millions)	45.9	45.9	45.6	45.5	46.1	–	1%
Active accounts (millions)	19.5	19.3	19.2	19.2	19.6	1%	2%
Average receivables per avg. active account (actual $)	$2,476	$2,426	$2,429	$2,420	$2,457	(1%)	2%
Trans volume per avg. active account (actual $)	$1,311	$1,306	$1,387	$1,360	$1,385	6%	2%
Net gain on securitization	$32	$(16)	$(18)	$(76)	$139	*	*
Return on managed receivables (3)	1.82%	1.38%	1.28%	0.40%	2.56%	74 bp	216 bp
Credit quality
Net charge-off rate	5.11%	4.94%	5.12%	5.76%	5.06%	(5 bp )	(70 bp )
Delinquency rate (over 30 days)	4.24%	3.90%	3.91%	3.98%	3.45%	(79 bp )	(53 bp )
Delinquency rate (over 90 days)	2.05%	1.83%	1.80%	1.75%	1.61%	(44 bp )	(14 bp )
Allowance for loan losses at period end	$840	$828	$817	$829	$777	(8%)	(6%)

International managed credit card loans (2)
Period end	$2,648	$2,479	$2,684	$2,675	$4,183	58%	56%
Average	$2,606	$2,578	$2,523	$2,667	$2,911	12%	9%
Accounts (millions)	1.4	1.4	1.5	1.5	2.6	86%	73%

Payment services (millions of transactions)
Discover network transaction volume	314	315	338	334	339	8%	1%
PULSE network transaction volume (4)	216	457	466	417	425	97%	2%
Total network transaction volume	530	772	804	751	764	44%	2%

(1)	Includes domestic and international credit card businesses.
(2)	Includes owned and securitized credit card loans.
(3)	Annualized net income divided by average managed receivables.
(4)	Reflects volume subsequent to date of acquisition.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Intersegment Eliminations Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	1Q06 vs. 1Q05	1Q06 vs. 4Q05
Investment banking	$(3)	$0	$0	$(1)	$0	*	*
Principal transactions:
Trading	(1)	(1)	(1)	(2)	(2)	(100%)	–
Investments	0	0	0	0	0	–	–
Commissions	(15)	(16)	(12)	(11)	(7)	53%	36%
Asset management, distribution and admin. fees	(42)	(40)	(38)	(51)	(53)	(26%)	(4%)
Interest and dividends	(28)	(32)	(36)	(43)	(39)	(39%)	9%
Other	(9)	(10)	(11)	(9)	(10)	(11%)	(11%)
Total revenues	(98)	(99)	(98)	(117)	(111)	(13%)	5%
Interest expense	(28)	(32)	(36)	(43)	(52)	(86%)	(21%)
Net revenues	(70)	(67)	(62)	(74)	(59)	16%	20%

Total non-interest expenses	(94)	(92)	(85)	(96)	(78)	17%	19%

Income before taxes	24	25	23	22	19	(21%)	(14%)
Provision for income taxes	9	10	8	7	7	(22%)	–
Income from continuing operations (1)	$15	$15	$15	$15	$12	(20%)	(20%)

(1)	Excludes cumulative effect of accounting change.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

 MORGAN STANLEY

The following (page 18) presents more detailed financial information regarding the results of operations for the combined
Institutional Securities, Global Wealth Management Group and Asset Management businesses. Morgan Stanley believes that a combined presentation is informative due to certain synergies among these businesses, as well as to facilitate comparisons of the Company’s results with those of other companies in the financial services industry that have securities and asset management businesses. Morgan Stanley also provides this type of presentation for its Discover business (page 19)
in order to provide helpful comparison to other credit card issuers.

MORGAN STANLEY
Quarterly Institutional Securities, Global Wealth Management Group and Asset Management (1)
Combined Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	1Q06 vs. 1Q05	1Q06 vs. 4Q05

Investment banking	$824	$814	$992	$1,216	$982	19%	(19%)
Principal transactions:
Trading	1,847	1,795	2,151	1,577	3,069	66%	95%
Investments	153	226	103	499	314	105%	(37%)
Commissions	824	824	804	911	929	13%	2%
Asset management, distribution and administration fees	1,204	1,246	1,249	1,259	1,279	6%	2%
Interest and dividends	5,405	5,521	6,429	8,738	9,991	85%	14%
Other	103	119	107	130	110	7%	(16%)
Total revenues	10,360	10,545	11,835	14,330	16,674	61%	16%
Interest expense	4,477	5,401	5,798	8,060	9,278	107%	15%
Net revenues	5,883	5,144	6,037	6,270	7,396	26%	18%

Compensation and benefits	2,639	2,413	2,923	2,473	3,939	49%	59%
Occupancy and equipment	308	209	217	220	209	(32%)	(5%)
Brokerage, clearing and exchange fees	260	276	267	267	292	12%	9%
Information processing and communications	260	265	263	269	259	-	(4%)
Marketing and business development	112	143	143	177	119	6%	(33%)
Professional services	315	365	425	507	370	17%	(27%)
Other	499	342	296	292	240	(52%)	(18%)
September 11th related insurance recoveries, net	(251)	0	0	0	0	*	-
Total non-interest expenses	4,142	4,013	4,534	4,205	5,428	31%	29%

Income from continuing operations before losses
from unconsolidated investees, taxes
and cumulative effect of accounting change	1,741	1,131	1,503	2,065	1,968	13%	(5%)
Losses from unconsolidated investees	73	67	105	66	68	(7%)	3%
Income before taxes	1,668	1,064	1,398	1,999	1,900	14%	(5%)
Provision for income taxes	539	298	381	300	606	12%	102%
Income from continuing operations (2)	$1,129	$766	$1,017	$1,699	$1,294	15%	(24%)

Return on average common equity (3)	23%	16%	21%	32%	24%
Compensation and benefits as a % of net revenues	45%	47%	48%	39%	53%
Non-compensation expenses as a % of net revenues	26%	31%	27%	28%	20%

Pre-tax profit margin (4)	30%	22%	25%	33%	27%

Number of employees (5)	39,641	40,267	40,226	39,723	40,188	1%	1%

(1)	Includes the elimination of intersegment activity between Institutional Securities, Global Wealth Management Group and Asset Management.
(2)	Excludes gain/(loss) from discontinued operations and cumulative effect of accounting change.
(3)	Refer to page 4 for the allocation of average common equity.
(4)	Income before taxes, excluding losses from unconsolidated investees, as a % of net revenues.
(5)	Includes Institutional Securities, Global Wealth Management Group, Asset Management and Infrastructure / Company areas.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Discover Income Statement Information
(Managed loan basis)
(unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	1Q06 vs. 1Q05	1Q06 vs. 4Q05

Merchant, cardmember and other fees	$481	$484	$532	$520	$519	8%	-
Servicing and securitization income	0	0	0	0	0	-	-
Other	34	(14)	(19)	(74)	143	*	*
Total non-interest revenues	515	470	513	446	662	29%	48%

Interest revenue	1,383	1,426	1,463	1,432	1,475	7%	3%
Interest expense	401	433	475	497	541	35%	9%
Net interest income	982	993	988	935	934	(5%)	-

Provision for consumer loan losses	538	575	590	687	507	(6%)	(26%)
Net credit income	444	418	398	248	427	(4%)	72%
Net revenues	959	888	911	694	1,089	14%	57%

Compensation and benefits	215	209	242	199	244	13%	23%
Occupancy and equipment	24	23	22	23	23	(4%)	-
Information processing and communications	83	85	87	98	90	8%	(8%)
Marketing and business development	145	155	133	154	119	(18%)	(23%)
Professional services	67	73	80	74	64	(4%)	(14%)
Other	71	80	108	81	70	(1%)	(14%)
Total non-interest expenses	605	625	672	629	610	1%	(3%)

Income before losses from unconsolidated
investees and taxes	354	263	239	65	479	35%	*
Losses from unconsolidated investees	0	0	0	0	1	*	*
Income before taxes	354	263	239	65	478	35%	*
Provision for income taxes	134	99	89	18	178	33%	*
Income from continuing operations (1)	$220	$164	$150	$47	$300	36%	*

Return on average common equity (2)	20%	16%	13%	4%	26%
Compensation and benefits as a % of net revenues	22%	24%	27%	29%	22%
Non-compensation expenses as a % of net revenues	41%	47%	47%	62%	34%
Pre-tax profit margin (3)	37%	30%	26%	9%	44%

Number of employees	14,077	13,875	13,534	13,495	13,683	(3%)	1%

(1)	Excludes cumulative effect of accounting change.
(2)	Refer to page 4 for the allocation of average common equity.
(3)	Income before taxes as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY

The following (pages 20 - 22) present a reconciliation for certain information disclosed on pages 14, 15, 16 and 19.

The data is presented on both a "managed" loan basis and as reported under generally accepted accounting principles ("owned" loan basis).
Managed loan data assume that the Company's securitized loan receivables have not been sold and presents the results of securitized loan receivables in the same manner as the Company's owned loans. The Company operates its Discover business and analyzes its financial performance on a managed basis. Accordingly, underwriting and servicing standards are comparable for both owned and securitized loans.
The Company believes that managed loan information is useful to investors because it provides information regarding the quality of loan origination and credit performance of the entire managed portfolio and allows investors to understand the related credit risks inherent in owned loans and retained interests in securitizations. In addition, investors often request information on a managed basis, which provides a more meaningful comparison to industry competitors.

MORGAN STANLEY
Quarterly Discover Reconciliation of General Purpose Credit Card Loan Data (1)
(unaudited, dollars in millions)

	Quarter Ended Feb 28, 2006
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$19,924	$21,976	5.54%	9.87%	5.41%	4.54%	2.97%	1.36%
Securitized	27,901	25,599	4.75%	14.08%	9.20%	5.51%	3.79%	1.79%
Managed	$47,825	$47,575	2.56%	12.13%	7.44%	5.06%	3.45%	1.61%

(1)
The table provides a reconciliation of certain managed and owned basis statistical data (period-end and average loan balances, return on receivables, interest yield, interest spread, net charge-off rates, and 30-and 90-day delinquency rates) for the periods indicated.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Discover Reconciliation of General Purpose Credit Card Loan Data (1)
(unaudited, dollars in millions)

	Quarter Ended Nov 30, 2005
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$22,496	$21,934	0.86%	9.89%	5.53%	5.35%	3.69%	1.62%
Securitized	24,440	24,568	0.77%	13.77%	9.36%	6.13%	4.24%	1.87%
Managed	$46,936	$46,502	0.40%	11.94%	7.55%	5.76%	3.98%	1.75%

	Quarter Ended Aug 31, 2005
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$20,570	$19,835	3.01%	10.96%	6.63%	4.69%	3.62%	1.67%
Securitized	26,535	26,934	2.21%	12.83%	8.93%	5.43%	4.13%	1.90%
Managed	$47,105	$46,769	1.28%	12.04%	7.95%	5.12%	3.91%	1.80%

	Quarter Ended May 31, 2005
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$19,385	$18,753	3.48%	10.56%	6.47%	4.62%	3.48%	1.64%
Securitized	27,460	28,393	2.30%	12.43%	8.92%	5.15%	4.19%	1.97%
Managed	$46,845	$47,146	1.38%	11.69%	7.96%	4.94%	3.90%	1.83%

	Quarter Ended Feb 28, 2005
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$18,908	$19,210	4.64%	9.07%	5.15%	4.62%	3.75%	1.81%
Securitized	28,862	29,720	3.00%	12.63%	9.47%	5.43%	4.55%	2.20%
Managed	$47,770	$48,930	1.82%	11.23%	7.79%	5.11%	4.24%	2.05%

(1)            The tables provide a reconciliation of certain managed and owned basis statistical data (period-end and average loan balances, return on receivables, interest yield, interest spread, net charge-off rates, and 30- and 90-day delinquency rates) for the periods indicated.
Notes: Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Discover Reconciliation of Managed Income Statement Data (1)
(unaudited, dollars in millions)

	Quarter Ended
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006

Merchant, cardmember and other fees:
Owned	$308	$318	$357	$340	$289
Securitization adjustment	173	166	175	180	230
Managed	$481	$484	$532	$520	$519

Servicing and securitizations income:
Owned	$494	$423	$398	$294	$596
Securitization adjustment	(494)	(423)	(398)	(294)	(596)
Managed	$-	$-	$-	$-	$-

Other:
Owned	$2	$2	$(1)	$2	$4
Securitization adjustment	32	(16)	(18)	(76)	139
Managed	$34	$(14)	$(19)	$(74)	$143

Interest revenue:
Owned	$458	$536	$593	$587	$586
Securitization adjustment	925	890	870	845	889
Managed	$1,383	$1,426	$1,463	$1,432	$1,475

Interest expense:
Owned	$168	$182	$212	$219	$231
Securitization adjustment	233	251	263	278	310
Managed	$401	$433	$475	$497	$541

Provision for consumer loan losses:
Owned	$135	$209	$224	$310	$155
Securitization adjustment	403	366	366	377	352
Managed	$538	$575	$590	$687	$507

(1)	The tables provide a reconciliation of certain managed and owned basis income statement data (merchant, cardmember and other fees, servicing fees, other revenue, interest revenue, interest expense and provision for consumer loan losses) for the periods indicated.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY

The following (page 23) presents a reconciliation for adjusted assets.

Balance sheet leverage ratios are one indicator of capital adequacy when viewed in the context of a company's overall liquidity and capital policies. The Company views the adjusted leverage ratio as a more relevant measure of financial risk when comparing financial services firms and evaluating leverage trends. Adjusted assets exclude certain self-funded assets considered to have minimal market, credit and/or liquidity risk that are generally attributable to matched book and securities lending businesses as measured by aggregate resale agreements and securities borrowed less non-derivative short positions. In addition, the adjusted leverage ratio reflects the deduction from shareholders' equity of the amount of equity used to support goodwill and intangible assets, as the Company does not view this amount of equity as available to support its risk capital needs.

MORGAN STANLEY
Quarterly Reconciliation of Adjusted Assets
(unaudited, dollars in millions, except ratios)

	Quarter Ended
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006

Total assets	$802,210	$818,711	$837,391	$898,523	$959,688

Less: Securities purchased under agreements to resell	(143,462)	(145,579)	(143,642)	(174,330)	(176,260)
Securities borrowed	(207,985)	(228,454)	(227,098)	(244,241)	(252,896)
Add: Financial instruments sold, not yet purchased	119,913	131,901	137,443	147,000	149,561
Less: Derivative contracts sold, not yet purchased	(37,389)	(39,835)	(48,395)	(44,952)	(42,928)
Subtotal	533,287	536,744	555,699	582,000	637,165
Less: Segregated customer cash and securities balances	(26,461)	(36,539)	(30,912)	(30,540)	(27,156)
Assets recorded under certain provisions of SFAS No.140 and FIN 46	(57,042)	(57,394)	(64,066)	(67,091)	(78,925)
Goodwill and intangible assets	(2,563)	(2,528)	(2,531)	(2,500)	(2,873)

Adjusted assets	$447,221	$440,283	$458,190	$481,869	$528,211

Shareholders' equity	$28,495	$28,330	$28,226	$29,182	$30,198
Junior subordinated debt issued to capital trusts (1)	2,833	2,894	2,881	2,764	3,652
Subtotal	31,328	31,224	31,107	31,946	33,850
Less: Goodwill and intangible assets	(2,563)	(2,528)	(2,531)	(2,500)	(2,873)
Tangible shareholders' equity	$28,765	$28,696	$28,576	$29,446	$30,977

Leverage ratio (2)	27.9x	28.5x	29.3x	30.5x	31.0x

Adjusted leverage ratio (3)	15.5x	15.3x	16.0x	16.4x	17.1x

(1)	The Company views the junior subordinated debt issued to capital trusts as a component of its equity capital base given the inherent characteristics of the securities. These characteristics include the long dated nature (final maturity at issuance of thirty years extendable at the Company's option by a further nineteen years), the Company's ability to defer coupon interest for up to 20 consecutive quarters, and the subordinated nature of the obligations in the capital structure. The
Company also receives rating agency equity credit for these securities.
(2)	Leverage ratio equals total assets divided by tangible shareholders' equity.
(3)	Adjusted leverage ratio equals adjusted total assets divided by tangible shareholders' equity.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY

This page represents an addendum to the 1Q 2006 Financial Supplement.

In accordance with SFAS 123R, fiscal 2005 compensation expense included the amortization of fiscal 2003 and fiscal 2004 awards but did not include any amortization for fiscal 2005 year-end awards. Compensation expense for fiscal 2006 will include the full cost of equity awards granted to retirement-eligible employees during fiscal 2006, which includes the fiscal 2005 year-end awards granted in December 2005. Additionally, in fiscal 2006 the firm will expense the equity awards to be granted to retirement-eligible employees in December 2006. As a result, fiscal 2006 compensation expense includes amortization related to fiscal 2003, 2004 and 2005 equity awards as well as the estimated cost of 2006 year-end awards to be granted to retirement-eligible employees in December 2006. Fiscal 2005 and Fiscal 2006 year-end awards to non-retirement-eligible employees will be amortized over the period from the grant date to the earlier of the employee's retirement eligibility date or the vesting date specified in the award terms. The tables below illustrate the percentage of each year-end award, to both non-retirement-eligible and retirement-eligible employees, amortized into compensation expense in a given fiscal year.

For a further discussion of the Company's previous accounting for stock-based compensation, see the Company's Form 10-K for the fiscal year ended November 30, 2005

Illustration of Standard Equity Award Amortization to Non-Retirement-Eligible and Retirement-Eligible Employees

	Non-Retirement-Eligible Employees - Fiscal Year Ended
Year of								Cumulative Amort.
Award	Nov 30, 2003	Nov 30, 2004	Nov 30, 2005	Nov 30, 2006	Nov 30, 2007	Nov 30, 2008	Nov 30, 2009	By Grant

2003	28%	28%	28%	15%	1%	0%	0%	100%

2004		28%	28%	28%	15%	1%	0%	100%

2005				39%	39%	20%	2%	100%

2006					39%	39%	20%	98%

2007						39%	39%	78%

2008							39%	39%

	Retirement-Eligible Employees - Fiscal Year Ended
Year of								Cumulative Amort.
Award	Nov 30, 2003	Nov 30, 2004	Nov 30, 2005	Nov 30, 2006	Nov 30, 2007	Nov 30, 2008	Nov 30, 2009	By Grant

2003	28%	28%	28%	15%	1%	0%	0%	100%

2004		28%	28%	28%	15%	1%	0%	100%

2005				100%	0%	0%	0%	100%

2006				100%	0%	0%	0%	100%

2007					100%	0%	0%	100%

2008						100%	0%	100%

2009							100%	100%

Note: The actual fiscal impact depends on several factors including, but not limited to, forfeitures, award terms and modifications.
Refer to Legal Notice page 25.

MORGAN STANLEY
Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Company's first quarter earnings press release issued March 22, 2006.